SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 12,
                                      2002



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                 1-12334                 95-4114732
           --------                 -------                 ----------
 (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)          File Number)           Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Items

      The annual meeting of shareholders of the Company was held September 12, 2002. The following matters were voted on at that meeting:

                                                     Votes          Votes
            Matter                   In Favor       Opposed        Abstain
-----------------------------     -------------   -----------    -----------

Election of Martin Lacoff
  to Board of Directors             12,367,547            0        244,914

Election of Barry Feiner
  to Board of Directors             12,347,537            0        264,924

Amendment to the Company's
  Certificate of Incorporation      11,671,926      912,106         28,429

Adoption of the Company's 2003
  Multi-Year Stock Option Plan       3,308,885    1,602,930         50,661

Ratification of Grant Thornton LLP
  as Company Auditors               12,496,462       80,413         35,586



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


Item 7.  Financial Statements and Exhibits


         None

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FORTUNE NATURAL RESOURCES CORPORATION



                                    By: /s/ Tyrone J. Fairbanks
                                    ---------------------------
                                        Tyrone J. Fairbanks
                                        Chairman and Chief Executive Officer



Date:  September 13, 2002


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